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Exhibit 21

LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC.
AS OF March 8, 2005

EACH SUBSIDIARY IS WHOLLY OWNED BY COMMUNITY HEALTH SYSTEMS, INC. UNLESS OTHERWISE INDICATED.

Community Health Systems, Inc. (DE)
CHS/Community Health Systems, Inc. (DE)
Community Health Systems Professional Services Corporation (DE)
Community Insurance Group, LTD. (Cayman Islands)
Pennsylvania Hospital Company, LLC (DE)

Pottstown Hospital Company, LLC (DE)—99% (Hallmark Healthcare Corporation—1%)
d/b/a Pottstown Memorial Medical Center; Pottstown Memorial Medical Center Transitional Care Unit; Pottstown Memorial Medical Center Renal Care Unit; Pottstown Memorial Medical Center Home Care; Coventry Medical Group; Tri-County Laboratory; Pottstown Pathology Associates, Pottstown Psychiatric Associates, Pottstown Emergency Medicine Associates; Schuylkill Valley Health System; Pottstown Obstetrical Associates; Pottstown Oncology Associates
Pottstown Memorial Malpractice Assistance Fund, Inc. (PA non-profit)
Pennsylvania Medical Professionals, P.C. (PA—Pottstown physician-owned captive PC)
d/b/a Pottstown Pathology Associates; Pottstown Psychiatric Associates; Pottstown Emergency Medicine Associates; Brandywine Hospitalist Group; Medical Specialists of Northampton; Pottstown Hospitalist Associates; Jennersville Hospitalist Associates
Pottstown Clinic Company, LLC (DE)—99% (Hallmark Healthcare Corporation—1%)
Pottstown Imaging Company, LLC (DE)—99% (Hallmark Healthcare Corporation—1%) d/b/a Pottstown Imaging Center
Phoenixville Hospital Company, LLC (DE)—99% (Hallmark Healthcare Corporation—1%)
d/b/a Phoenixville Hospital; Phoenixville Hospital Therapy & Fitness; Limerick Medical Center; Cardiothoracic Surgical Specialists
CHHS Holdings, LLC (DE)—99% (Hallmark Healthcare Corporation—1%)
Chestnut Hill Health System, LLC (DE)(20)
CHHS Hospital Company, LLC (DE) d/b/a Chestnut Hill Hospital
CHHS Development Company, LLC (DE)
CHHS Rehab Company, LLC (DE) d/b/a Chestnut Hill Rehabilitation Hospital
CHHS ALF Company, LLC (DE) d/b/a Springfield Residence; Evegreen Adult Day Program

Virginia Hospital Company, LLC (VA)

Petersburg Hospital Company, LLC (VA)—99% (CHIC—1%)
d/b/a Southside Regional Medical Center; Southside Regional Medical Center—Renal Services; Southside Regional Medical Center Home Health; Southside Rehabilitation Services (Petersburg location); Southside Rehabilitation Services (Colonial Heights location); Southside Behavioral Health Services; Southside Industrial Medicine; Health Care Plus
Petersburg Clinic Company, LLC (VA)—99% (CHIC—1%)
Community Health Investment Corporation (DE)
Marion Hospital Corporation (IL) d/b/a: Marion Memorial Hospital; Heartland Regional Medical Center; Heartland Regional Medical Center Home Health Agency
Heartland Regional Health System, LLC (IL)
Heartland Malpractice Assistance Fund, Inc. (IL non-profit)
Webb Hospital Corporation (DE)
Webb Hospital Holdings, LLC (DE)

Laredo Texas Hospital Company, L.P. (TX)—99% LP (Webb Hospital Corporation—1% GP)
d/b/a: Laredo Medical Center; Laredo Medical Center Home Health; Laredo Medical Center Hospice; Laredo Home Medical Equipment; Laredo Home Infusion; LMC Ambulatory Care Center—North; LMC Outpatient Diagnostic Center; LMC Lamar Bruni Vergara Rehabilitation Center; LMC Child Care Center; LMC Outpatient Diagnostic Center—South; Zapata Minor Care Center; Zapata EMS; Zapata Medical Center
CHS Holdings Corp. (NY)
Professional Account Services Inc. (TN) d/b/a: Community Account Services, Inc. (only in the states of TX, AR, NM & CA)
Physician Practice Support, Inc. (TN)
Hartselle Physicians, Inc. (AL) d/b/a: Family Health of Hartselle
Troy Hospital Corporation (AL) d/b/a: Edge Regional Medical Center; Troy Regional Medical Center
Edge Medical Clinic, Inc. (AL)
Greenville Hospital Corporation (AL) d/b/a: L.V. Stabler Memorial Hospital
Central Alabama Physician Services, Inc. (AL)
Community Health Network, Inc. (AL)
Eufaula Clinic Corp. (AL)
Eufaula Hospital Corporation (AL) d/b/a: Lakeview Community Hospital; Lakeview Community Hospital Home Health Agency
Foley Hospital Corporation (AL) d/b/a: South Baldwin Regional Medical Center; South Baldwin Regional Medical Center Home Health Agency
Foley Clinic Corp. (AL) d/b/a: Orange Beach Family Practice

Greenville Clinic Corp. (AL)
Phillips Hospital Corporation (AR) d/b/a Helena Regional Medical Center, Helena Regional Medical Center Home Health Agency and Marvell Medical Clinic
Phillips Clinic Corp. (AR) d/b/a Helena Medical Clinic
Harris Medical Clinics, Inc. (AR) d/b/a: Harris Internal Medicine Clinic; Harris Pediatric Clinic
Bullhead City Hospital Investment Corporation (DE)
Bullhead City Hospital Corporation (AZ)
d/b/a: Western Arizona Regional Medical Center; Western Arizona Regional Medical Center Home Health Agency; Western Arizona Regional Medical Center Hospice; W.A.R.M.C. Imaging Center
Bullhead City Clinic Corp. (AZ)
Bullhead City Imaging Corporation (AZ)
Silver Creek MRI, LLC (AZ)(1)
Mohave Imaging Center, LLC (AZ)(17)
Western Arizona Regional Home Health and Hospice, Inc. (AZ)
Payson Hospital Corporation (AZ) d/b/a: Payson Regional Medical Center; Payson Regional Home Health Agency; Payson Regional Medical Center Outpatient Treatment Center
Payson Healthcare Management, Inc. (AZ) d/b/a: Payson Healthcare
Hospital of Barstow, Inc. (DE) d/b/a: Barstow Community Hospital
Barstow Healthcare Management, Inc. (CA)
Watsonville Hospital Corporation (DE) d/b/a: Watsonville Community Hospital; Prime Health at Home; The Monterey Bay Wound Treatment Center
Fallbrook Hospital Corporation (DE) d/b/a: Fallbrook Hospital; Fallbrook Hospital Home Health; Fallbrook Hospital Skilled Nursing Facility; Fallbrook Hospital Hospice
North Okaloosa Medical Corp. (FL)(2)
North Okaloosa Surgery Venture Corp. (FL)
Crestview Surgery Center, L.P.(TN)(3) d/b/a Crestview Surgery Center (in Florida)
Crestview Hospital Corporation (FL)
d/b/a: North Okaloosa Medical Center; North Okaloosa Medical Center Home Health; Gateway Medical Clinic; Hospitalist Services of Okaloosa County; Baker Clinic; Baker Medical Clinic; Gateway Medical Clinic—Baker; Bluewater Bay Medical Center; North Okaloosa Medical Center—Transitional Care Unit
Gateway Medical Services, Inc. (FL)
North Okaloosa Clinic Corp. (FL) d/b/a: Bluewater-Gateway Family Practice; Pinellas Physician Corporation
North Okaloosa Home Health Corp. (FL) d/b/a: Okaloosa Regional Home Health Services
Lake Wales Hospital Corporation (FL) d/b/a: Lake Wales Medical Centers; Lake Wales Medical Centers Extended Care Facility

Lake Wales Clinic Corp. (FL) d/b/a: Surgical Consultants of Central Florida; Cypresswood Family Clinic; Specialty Orthopedics of Central Florida
Fannin Regional Hospital, Inc. (GA) d/b/a: Fannin Regional Hospital; Fannin Regional M.O.B; Medical Specialties of Ellijay
Fannin Regional Orthopaedic Center, Inc. (GA)
Hidden Valley Medical Center, Inc. (GA) d/b/a: Ocoee Medical Clinic; Hidden Valley Medical Clinic—Blue Ridge; Hidden Valley Medical Clinic—Ellijay; Tri-County Women's Health
Granite City Hospital Corporation (IL)
Granite City Illinois Hospital Company, LLC (IL)
d/b/a: Gateway Regional Medical Center; Gateway Regional Medical Center Hospice; Gateway Regional Medical Center Occupational Health; Gateway Regional Medical Center Outpatient Pharmacy; Gateway Pharmacy; Gateway Regional Medical Center Home Health Agency;
Edwardsville Ambulatory Surgery Center, L.L.C. (IL)(4)
Gateway Malpractice Assistance Fund, Inc. (IL non-profit)
Granite City Orthopedic Physicians Company, LLC (IL)
Granite City Clinic Corp. (IL)
d/b/a: Gateway Vascular and Surgical Associates; Gateway Urological Associates; Women's Wellcare of Southwestern Illinois; Gateway Internal Medicine; Family Medicine Associates of Illinois
Granite City Physicians Corp. (IL) d/b/a Heartland Healthcare
Anna Hospital Corporation (IL)
Red Bud Hospital Corporation (IL)
Red Bud Illinois Hospital Company, LLC (IL) d/b/a: Red Bud Regional Hospital, Red Bud Nursing Home; Red Bud Regional Hospital Home Care Services
Red Bud Clinic Corp. (IL) d/b/a: Red Bud Surgical Specialists; Red Bud Regional Family Health; Red Regional Internal Medicine & Pediatrics; Red Bud Anesthesia Group
Memorial Management, Inc. (IL) d/b/a: Heartland Community Health Center; Heartland Cardiovascular Surgeons; Internal Medicine of Southern Illinois; Heartland Cardiology Specialists
Galesburg Hospital Corporation (IL)
d/b/a: Galesburg Cottage Hospital; Galesburg Cottage Hospital Skilled Nursing Unit; Galesburg Emergency Physicians Associates; Galesburg Nurse Anesthetists Associates
In-Home Medical Equipment Supplies and Services, Inc. (IL)
Cottage Home Options, L.L.C. (IL)(14)
Cottage Rehabilitation and Sports Medicine, L.L.C. (IL)(15)
Western Illinois Kidney Center, L.L.C. (IL)(16)

Galesburg Illinois Clinic Corp. (IL)
d/b/a: Galesburg Internal Medicine; Pediatric Associates of Galesburg; Knoxville Clinic; Galesburg Children's Clinic; Galesburg Medical Arts Clinic; Galesburg Family Practice Clinic

Hospital of Fulton, Inc. (KY)
d/b/a: Parkway Regional Hospital, Clinton-Hickman County Medical Center; Hillview Medical Clinic; Parkway Regional Home Health Agency; Hickman-Fulton County Medical Clinic
Parkway Regional Medical Clinic, Inc. (KY) d/b/a: Women's Wellness Center; Doctors Clinic of Family Medicine; South Fulton Family Clinic
Hospital of Louisa, Inc. (KY) d/b/a: Three Rivers Medical Center; Three Rivers Home Care
Three Rivers Medical Clinics, Inc. (KY) d/b/a: Big Sandy Family Care
Jackson Hospital Corporation (KY) d/b/a: Middle Kentucky River Medical Center; Kentucky River Medical Center
Jackson Physician Corp. (KY) d/b/a: Wolfe County Clinic; Beatyville Medical Clinic; Booneville Medical Clinic; Community Medical Clinic; Jackson Pediatrics Clinic; Jackson Women's Care Clinic
Community GP Corp. (DE)
Community LP Corp. (DE)
River West, L.P. (DE)—99.5% LP (Community GP Corp.—.5% GP) d/b/a: River West Medical Center; River West Home Care
Chesterfield/Marlboro, L.P. (DE)—99.5% LP (Community GP Corp.—.5% GP) d/b/a: Marlboro Park Hospital; Chesterfield General Hospital
Cleveland Regional Medical Center, L.P. (DE)—99.5% LP (Community GP Corp.—.5% GP) d/b/a: Cleveland Regional Medical Center; Cleveland Regional Medical Center Home Health Agency
Timberland Medical Group (TX CNHO)
Timberland Health Alliance, Inc. (TX PHO)
Northeast Medical Center, L.P. (DE)—99.5% LP (Community GP Corp.—.5% GP) d/b/a: Northeast Medical Center; Northeast Medical Center Home Health
River West Clinic Corp. (LA)
Olive Branch Hospital, Inc. (MS) d/b/a: Parkwood Hospital
Olive Branch Clinic Corp. (MS)
Community Health Care Partners, Inc. (MS) d/b/a: Community Choice Network (in Tennessee)
Washington Hospital Corporation (MS) d/b/a: The King's Daughters Hospital; The King's Daughters Hospital Skilled Nursing Facility; Leland Rural Health Clinic; Greenville Rural Health Clinic
King's Daughters Malpractice Assistance Fund, Inc. (MS non-profit)
Washington Clinic Corp. (MS) d/b/a: Occupational Health Services
Washington Physician Corp. (MS) d/b/a: The Women's Clinic at The King's Daughters Hospital; The King's Daughters Anesthesia Group; The King's Daughter's Gastroenterology Group
Kirksville Hospital Corporation (MO)
Kirksville Missouri Hospital Company, LLC (MO)(5)
d/b/a Northeast Regional Medical Center; Northeast Home Health Services; Northeast Regional Health and Fitness Center; Northeast Regional Health System; Family Health Center of Edina; A.T. Still Rehabilitation Center

New Concepts Open MRI, LLC (MO)(6)
Kirksville Clinic Corp. (MO) d/b/a: Northeast Regional Specialty Group
Moberly Hospital, Inc. (MO) d/b/a: Moberly Regional Medical Center and Downtown Athletic Club
Moberly Medical Clinics, Inc. (MO) d/b/a: Tri-County Medical Clinic; Shelbina Medical Clinic; Regional Medical Clinic; MRMC Clinic
Moberly Physicians Corp. (MO)
Salem Hospital Corporation (NJ)
d/b/a: Memorial Hospital of Salem County; South Jersey Physical Therapy and Back Rehabilitation Center; Beckett Diagnostic Center; Memorial Home Health; Hospice of Salem County; The Memorial Hospital of Salem County; South Jersey Physical Therapy of the Memorial Hospital of Salem County
The Surgery Center of Salem County, L.L.C. (NJ)(7)
Memorial Hospital of Salem Malpractice Assistance Fund, Inc. (NJ non-profit)
Salem Clinic Corp. (NJ) d/b/a: Children's Healthcare Center; South Jersey Family Care Center; Salem County Surgical Associates
Deming Hospital Corporation (NM) d/b/a: Mimbres Memorial Hospital and Nursing Home; Deming Rural Health Clinic; Mimbres Home Health and Hospice
Deming Clinic Corporation (NM)
Roswell Hospital Corporation (NM)
d/b/a: Eastern New Mexico Medical Center; Eastern New Mexico Transitional Care Unit; Sunrise Mental Health Services; Eastern New Mexico Family Practice Residency Program; Eastern New Mexico Family Practice Residency Center; Valley Health Clinic of Eastern New Mexico Medical Center
Roswell Clinic Corp. (NM)
Roswell Community Hospital Investment Corporation (DE)
San Miguel Hospital Corporation (NM) d/b/a: Alta Vista Regional Hospital
San Miguel Clinic Corp. (NM) d/b/a: Alta Vista Surgical Specialists; Alta Vista Hospitalist Group; Alta Vista Urological Specialists
Williamston Clinic Corp. (NC) d/b/a: Northeastern Primary Care Group; University Family Medicine Center; Roanoke Women's Healthcare; Coastal Pulmonary Clinic of Williamston
Williamston Hospital Corporation (NC) d/b/a: Martin General Hospital; Northern Primary Care Group; University Family Medicine Center; Roanoke Women's Healthcare; Martin General Health System
Plymouth Hospital Corporation (NC) d/b/a: Washington County Hospital
HEH Corporation (OH) d/b/a: HEH Nashville Corporation; CH Aviation
CHS Berwick Hospital Corporation (PA)
d/b/a: Berwick Hospital Center; Berwick Recovery System; Berwick Hospital Center Home Health Care; Berwick Retirement Village Nursing Home; Berwick Home Health Hospice Care; Berwick Family Medicine and Obstetrics; Five Mountain Family Practice; Berwick Hospital CRNA Group
Berwick Clinic Corp. (PA)

Berwick Home Health Private Care, Inc. (PA)
Clinton Hospital Corporation (PA) d/b/a: Lock Haven Hospital—Extended Care Unit; Lock Haven Hospital

Coatesville Hospital Corporation (PA)
d/b/a: Brandywine Hospital; Brandywine Health System, Brandywine School of Nursing; Brandywine Hospitals; Women's Health-New Garden; Brandywine Hospital Home Health; Brandywine Hospital Hospice; Surgical Associates of Chester County; Brandywine OB/Gyn Associates; Brandywine Valley Orthopedics
BH Trans Corporation (PA) d/b/a Medic 93; Sky Flightcare
Brandywine Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Arusha LLC (PA)(19) d/b/a: The Surgery Center of Chester County
Northampton Hospital Corporation (PA)
d/b/a: Easton Hospital; Easton Hospital Home Health Services; Outlook House; Easton Area Family Medicine Associates; Bethlehem Area Pediatric Associates; Nazareth Area Family Medicine Associates; Easton Area Obstetrics & Gynecology Associates; George M. Joseph, MD & Associates; Easton Hospital Hospice; Brighton Obstetrics & Gynecology; Cardiothoracic Surgeons of Easton; The Imaging Center at Easton; Monroe County Women's Health Center
Easton Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Northampton Physician Services Corp. (PA)
West Grove Hospital Corporation (PA)
d/b/a: Jennersville Regional Hospital; Jennersville Regional Home Health Services; Jennersville Regional Hospital Hospice Program; HealthTech; Jennersville Pediatrics; Jennersville Surgical Associates; Jennersville OB Associates; Jennersville Orthopaedics & Sports Medicine
Southern Chester County Medical Building I (32.957%)
Southern Chester County Medical Building II (41.1766%)
Jennersville Regional Hospital Malpractice Assistance Fund, Inc. (PA non-profit)
Pottstown Hospital Corporation (PA)
Lancaster Hospital Corporation (DE)
d/b/a: Springs Memorial Hospital; Lancaster Recovery Center; Rock Hill Rehabilitation; Lancaster Rehabilitation; Springs Business Health Services; Hospice of Lancaster; Springs Wound Treatment Center; Kershaw Family Medicine Center; Home Care of Lancaster
Carolina Surgery Center, LLC (SC)
Lancaster Imaging Center, LLC (SC)(12)
Lancaster Clinic Corp. (SC) d/b/a: Lancaster Pediatrics; Springs Healthcare; Lancaster Urgent Care Clinic
Chesterfield Clinic Corp. (SC) d/b/a: Palmetto Pediatrics; Cheraw Medical Associates, and Reynolds Family Medicine; Chesterfield Family Medicine; Women's Health Specialists
Marlboro Clinic Corp. (SC) d/b/a: Pee Dee Clinics and Cardiology Associates; Marlboro Pediatrics and Allergy; Carolinas Surgical Associates; Women's Healthcare Specialists
Polk Medical Services, Inc. (TN)
East Tennessee Health Systems, Inc. (TN) d/b/a: Scott County Hospital

Sparta Hospital Corporation (TN) d/b/a: White County Community Hospital
White County Physician Services, Inc. (TN)
d/b/a: Doyle Medical Clinic; White County Medical Associates; White County Women's Healthcare; White County Pediatrics and Internal Medicine; American Ear, Nose & Throat; Center for Digestive Healthcare
Lakeway Hospital Corporation (TN)(8)
Hospital of Morristown, Inc. (TN) d/b/a: Lakeway Regional Hospital; Morristown Professional Building
Morristown Surgery Center, LLC (TN)
Morristown Clinic Corp. (TN) d/b/a: East Tennessee Ob-Gyn
East Tennessee Clinic Corp. (TN)
Morristown Professional Centers, Inc. (TN)
Senior Circle Association (TN non-profit)
Jackson Hospital Corporation (TN)
Jackson, Tennessee Hospital Company, LLC (TN) d/b/a: Regional Hospital of Jackson; Cardiovascular Surgery Center of West Tennessee
McKenzie Hospital Corporation (TN) d/b/a: McKenzie Regional Hospital; Ambulance Service of McKenzie
Lexington Hospital Corporation (TN) d/b/a: Henderson County Community Hospital; Ambulance Service of Lexington
Brownsville Hospital Corporation (TN) d/b/a: Haywood Park Community Hospital

Dyersburg Hospital Corporation (TN)
d/b/a: Dyersburg Regional Medical Center; Regional Home Care, Dyersburg; Regional Home Care, Jackson; Regional Home Care, Lexington; Regional Home Care, Martin; Regional Home Care, McKenzie; Regional Home Care, Selmer; Regional Home Care, Brownsville; Ambulance Service of Dyersburg
Martin Hospital Corporation (TN) d/b/a: Volunteer Community Hospital
McNairy Hospital Corporation (TN) d/b/a: McNairy Regional Hospital; Ambulance Service of McNairy
Madison Clinic Corp. (TN) d/b/a: Jackson Pediatric Center; Jackson Regional Surgery Center; Midsouth Surgical and Bariatrics
McKenzie Clinic Corp. (TN) d/b/a: Family Medicine Clinic; West Carroll Medical Clinic
Lexington Clinic Corp. (TN)
Brownsville Clinic Corp. (TN) d/b/a: Brownsville Women's Center; Community Family Clinic
Dyersburg Clinic Corp. (TN) d/b/a Dyersburg Internal Medicine Clinic; Dyersburg Surgical Associates; Dyersburg Regional Women's Center; Ridgely Medical Clinic

Martin Clinic Corp. (TN) d/b/a: Rural Health Associates of NW TN; Martin Pediatric Clinic; Martin Specialty Clinics; Union City Specialty Clinic; Sharon Family Practice
Riverside MSO, LLC (TN)(13)
McNairy Clinic Corp. (TN)
Ambulance Services of McNairy, Inc. (TN) d/b/a: McNairy Regional EMS
Ambulance Services of McKenzie, Inc. (TN) d/b/a: McKenzie Regional EMS
Ambulance Services of Lexington, Inc. (TN) d/b/a: Henderson County EMS
Ambulance Services of Dyersburg, Inc. (TN) d/b/a: Dyersburg Regional EMS
Highland Health Systems, Inc. (TX)
Lubbock, Texas—Highland Medical Center, L.P.(9) d/b/a Highland Medical Center
Highland Medical Outreach Clinics (TX CNHO)
Highland Health Care Clinic, Inc. (TX)
Big Spring Hospital Corporation (TX)
d/b/a: Scenic Mountain Medical Center; Scenic Mountain Home Health; Scenic Mountain Medical Center Skilled Nursing Facility; Scenic Mountain Medical Center Psychiatric Unit
Scenic Managed Services, Inc. (TX) d/b/a: Scenic Mountain MSO
Granbury Hospital Corporation (TX) d/b/a: Lake Granbury Medical Center; Lake Granbury Medical Center; Lake Granbury Medical Center Home Health
Hood Medical Group, Inc. (TX CNHO) d/b/a: Brazos Medical and Surgical Clinic
Hood Medical Services, Inc. (TX)
Big Bend Hospital Corporation (TX)
d/b/a: Big Bend Regional Medical Center; Big Bend Regional Medical Center Home Health Agency; Alpine Rural Health Clinic; Presidio Rural Health Clinic; Marfa Rural Health Clinic
Cleveland Clinic Corp. (TX) d/b/a: New Caney Clinic
Jourdanton Hospital Corporation (TX) d/b/a South Texas Regional Medical Center

Tooele Hospital Corporation (UT)
d/b/a: Mountain West Medical Center; Mountain West Home Health Agency; Mountain West Ambulance Service; Mountain West Medical Center Physical Therapy and Wellness Center; Mountain West Private Care Agency
Tooele Clinic Corp. (UT) d/b/a: Mountain West Surgical Service Associates; Mountain West Internal Medicine and Women's Health

Russell County Medical Center, Inc. (VA) d/b/a: Riverside Community Medical Center; Hansonville Medical Clinic
Russell County Clinic Corp. (VA)
d/b/a: Community Medical Care; Appalachian Urology Center; Generations Healthcare for Women; Lebanon Orthopedics; Lebanon Pediatrics; Appalachian Psychiatric Associates
Emporia Hospital Corporation (VA)
d/b/a: Southern Virginia Regional Medical Center; South Central Virginia Pain Center; Southern Virginia Regional Medical Center Home Health Agency; Southern Virginia Internal Medicine & Nephrology
Emporia Clinic Corp. (VA) d/b/a: Gasburg Family Health Care; Primary Care of Brunswick County; South Central Virginia Pain Management; Emporia Surgical Clinic; Southern Virginia Medical Group
Franklin Hospital Corporation (VA)
d/b/a: Southampton Memorial Hospital; New Outlook; Southampton Memorial Hospice; Southampton Memorial Home Health Agency; Southampton Memorial Hospital SNF; Southampton Memorial Hospital East Pavilion Nursing Facility; Southampton Primary Care; Southampton Surgical Group; Boykins Family Practice
Franklin Clinic Corp. (VA) d/b/a Southampton Medical Group
Logan Hospital Corporation (WV)
Logan, West Virginia Hospital Company, LLC (WV)
Oak Hill Hospital Corporation (WV) d/b/a Plateau Medical Center
Oak Hill Clinic Corp. (WV) d/b/a Plateau Surgical Associates; Plateau Cardio-Pulmonary Associates
Evanston Clinic Corp. (WY) d/b/a Wyoming Internal Medicine
Evanston Hospital Corporation (WY)
d/b/a: Evanston Regional Hospital; Evanston Regional Hospital Home Care; Evanston Dialysis Center; Uinta Family Practice; Bridger Valley Family Practice; Evanston Regional Hospice; Bridger Valley Physical Therapy
Hallmark Healthcare Corporation (DE)
National Healthcare of Mt. Vernon, Inc. (DE) d/b/a: Crossroads Community Hospital; Crossroads Community Home Health Agency; Crossroads Healthcare Center
Crossroads Community Hospital Malpractice Assistance Fund, Inc. (IL non-profit)
Hallmark Holdings Corp. (NY)
INACTCO, Inc. (DE)
National Healthcare of Hartselle, Inc. (DE) d/b/a: Hartselle Medical Center
National Healthcare of Decatur, Inc. (DE) d/b/a: Parkway Medical Center
Parkway Medical Clinic, Inc. (AL)
Cullman Hospital Corporation (AL)(10)
National Healthcare of Cullman, Inc. (DE) d/b/a: Woodland Medical Center
Cullman Surgery Venture Corp. (DE)
Cullman County Medical Clinic, Inc. (AL)

National Healthcare of England Arkansas, Inc. (AR)
National Healthcare of Newport, Inc. (DE) d/b/a: Harris Hospital; Harris Hospital Home Health Agency; Nightingale Home Health Agency; Harris Anesthesia Associates
Harris Managed Services, Inc. (AR)
National Healthcare of Holmes County, Inc. (FL)
Health Care of Forsyth County, Inc. (GA)
Crossroads Physician Corp. (IL) d/b/a: Kessler Family Practice; Mt. Vernon Surgical Association; Benton Family Practice
National Healthcare of Leesville, Inc. (DE) d/b/a: Byrd Regional Hospital
Leesville Diagnostic Center, L.P. (DE)(18)
Byrd Medical Clinic, Inc. (LA) d/b/a: Byrd Regional Health Centers
Cleveland Hospital Corporation (TN)(11)
National Healthcare of Cleveland, Inc. (DE) d/b/a: Cleveland Community Hospital
Family Home Care, Inc. (TN)
Cleveland PHO, Inc. (TN)
Cleveland Medical Clinic, Inc. (TN) d/b/a: Physicians Plus; Westside Family Physicians; Cleveland Medical Group
NHCI of Hillsboro, Inc. (TX) d/b/a: Hill Regional Hospital; Hill Regional Medical Clinic of Whitney
Hill Regional Clinic Corp. (TX)

        Subsidiaries not included on this list, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary, as such term is defined by Rule 1-02(w) of Regulation S-X.

(1)	Bullhead City Imaging Corporation owns 51%
(2)	CHS Holdings Corp. owns 93.95%
(3)	North Okaloosa Surgery Venture Corp. holds a 69% General Partner interest
(4)	Granite City Illinois Hospital Company, LLC owns 70.15%
(5)	Kirksville Hospital Corporation holds 82.49%
(6)	Kirksville Missouri Hospital Company, LLC holds 60%
(7)	Salem Hospital Corporation holds 80%
(8)	CHS Holdings Corp. owns 98.91%
(9)	Highland Health Systems, Inc. holds a 20.20% General Partner interest and a 62.93% Limited Partner interest
(10)	Hallmark Holdings Corp. owns 80.81%
(11)	Hallmark Holdings Corp. owns 91.42%
(12)	Lancaster Hospital Corporation owns 51%
(13)	Martin Clinic Corp. owns 26.93%
(14)	In-Home Medical Equipment Supplies and Services, Inc. owns 40%
(15)	In-Home Medical Equipment Supplies and Services, Inc. owns 50%
(16)	Galesburg Hospital Corporation owns 50%
(17)	Bullhead City Imaging Corporation owns 51%
(18)	National Healthcare of Leesville, Inc. holds a 51% General Partner interest
(19)	Coatesville Hospital Corporation owns 65%
(20)	CHHS Holdings, LLC owns 85%

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LIST OF SUBSIDIARIES OF COMMUNITY HEALTH SYSTEMS, INC. AS OF March 8, 2005